Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2008

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909
Net income per share:
Basic	$1.62	$1.90	$1.85	$1.67	$1.57	$1.57	$3.52	$3.14
Diluted	$1.56	$1.86	$1.81	$1.64	$1.54	$1.54	$3.41	$3.08

Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$2,245	$1,926
Operating income per share:
Basic	$1.61	$1.77	$1.85	$1.66	$1.63	$1.53	$3.38	$3.17
Diluted	$1.55	$1.73	$1.81	$1.63	$1.61	$1.50	$3.27	$3.11

Return on equity	17.3%	19.9%	18.6%	16.1%	14.6%	14.4%	18.6%	14.5%
Operating return on equity	17.5%	18.6%	18.6%	16.3%	15.6%	14.3%	18.0%	14.9%

Total assets, at period end	$115,688	$115,361	$115,644	$115,224	$114,144	$113,625	$115,361	$113,625
Total equity, at period end	$25,357	$25,322	$26,307	$26,616	$26,388	$25,923	$25,322	$25,923

Book value per share, at period end	$37.93	$38.36	$40.54	$42.22	$43.31	$43.56	$38.36	$43.56
Less: Net unrealized investment gains (losses), net of tax	0.67	(0.40)	0.34	0.99	0.95	0.11	(0.40)	0.11
Adjusted book value per share, at period end	$37.26	$38.76	$40.20	$41.23	$42.36	$43.45	$38.76	$43.45

Weighted average number of common shares outstanding (basic)	669.9	658.6	648.4	634.5	616.2	598.7	664.2	607.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	701.2	676.0	661.9	648.7	628.1	610.8	688.6	619.5
Common shares outstanding at period end	665.3	657.0	646.1	627.8	606.9	592.8	657.0	592.8

Common stock dividends declared	$174	$192	$188	$184	$178	$180	$366	$358

Common stock repurchased:
Under repurchase authorization (1)
Shares	13.9	11.4	11.7	19.0	20.8	15.3	25.3	36.1
Cost	$725	$622	$600	$1,000	$1,000	$750	$1,347	$1,750
Other
Shares	0.6	0.7	0.2	0.2	0.6	0.1	1.3	0.7
Cost	$31	$36	$10	$12	$28	$7	$67	$35

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Net income
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$2,245	$1,926
Net realized investment gains (losses)	8	87	-	6	(41)	24	95	(17)
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909

Basic earnings per share
Operating income	$1.61	$1.77	$1.85	$1.66	$1.63	$1.53	$3.38	$3.17
Net realized investment gains (losses)	0.01	0.13	-	0.01	(0.06)	0.04	0.14	(0.03)
Net income	$1.62	$1.90	$1.85	$1.67	$1.57	$1.57	$3.52	$3.14

Diluted earnings per share
Operating income	$1.55	$1.73	$1.81	$1.63	$1.61	$1.50	$3.27	$3.11
Net realized investment gains (losses)	0.01	0.13	-	0.01	(0.07)	0.04	0.14	(0.03)
Net income	$1.56	$1.86	$1.81	$1.64	$1.54	$1.54	$3.41	$3.08

Adjustments to net income and weighted average shares
for net income EPS calculations: (1)
							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Basic
Net income, as reported	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966	$941	$2,338	$1,907

Diluted
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966	$941	$2,338	$1,907
Effect of dilutive securities:
Convertible preferred stock	1	1	1	1	1	1	2	2
Zero coupon convertible notes	1	1	1	1	1	1	2	2
Convertible junior subordinated notes (2)	7	1	-	-	-	-	8	-
Net income available to common shareholders - diluted	$1,094	$1,256	$1,199	$1,064	$968	$943	$2,350	$1,911

Common Shares
Basic
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2	598.7	664.2	607.4

Diluted
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2	598.7	664.2	607.4
Weighted average effects of dilutive securities:
Stock options and other incentive plans	9.1	8.9	8.3	9.0	6.9	7.1	9.1	7.1
Convertible preferred stock	3.1	3.0	2.8	2.8	2.6	2.6	3.0	2.6
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes (2)	16.7	3.1	-	-	-	-	9.9	-
Diluted weighted average shares outstanding	701.2	676.0	661.9	648.7	628.1	610.8	688.6	619.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

(2)  Redeemed in April 2007.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$10,622	$10,697
Net investment income	960	990	929	882	815	778	1,950	1,593
Fee income	120	127	148	113	105	90	247	195
Net realized investment gains (losses)	14	128	-	12	(62)	36	142	(26)
Other revenues	38	1	33	52	34	34	39	68
Total revenues	6,427	6,573	6,526	6,491	6,232	6,295	13,000	12,527

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021	3,092	6,285	6,113
Amortization of deferred acquisition costs	869	915	956	966	954	961	1,784	1,915
General and administrative expenses	833	836	817	866	853	864	1,669	1,717
Interest expense	76	85	94	91	90	91	161	181
Total claims and expenses	4,967	4,932	4,852	5,050	4,918	5,008	9,899	9,926

Income before income taxes	1,460	1,641	1,674	1,441	1,314	1,287	3,101	2,601
Income tax expense	374	387	476	378	347	345	761	692
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909

Other statistics:
Effective tax rate on net investment income	23.2%	23.4%	22.2%	21.1%	20.2%	19.8%	23.3%	20.0%
Net investment income (after-tax)	$737	$758	$724	$696	$650	$624	$1,495	$1,274

Catastrophes, net of reinsurance:
Pre-tax	$45	$40	$14	$68	$95	$356	$85	$451
After-tax	$29	$26	$9	$45	$62	$231	$55	$293

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Underwriting gain	$341	$449	$520	$389	$401	$338	$790	$739
Net investment income	737	758	724	696	650	624	1,495	1,274
Other, including interest expense	-	(40)	(46)	(28)	(43)	(44)	(40)	(87)
Operating income	1,078	1,167	1,198	1,057	1,008	918	2,245	1,926
Net realized investment gains (losses)	8	87	-	6	(41)	24	95	(17)
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.2%	57.1%	53.6%	56.6%	55.7%	57.0%	58.1%	56.3%
Underwriting expense ratio	30.0%	30.7%	30.8%	31.8%	31.9%	32.3%	30.4%	32.2%
Combined ratio	89.2%	87.8%	84.4%	88.4%	87.6%	89.3%	88.5%	88.5%

Impact of catastrophes on combined ratio	0.9%	0.8%	0.3%	1.3%	1.8%	6.6%	0.8%	4.2%
Impact of prior year reserve development on combined ratio	-1.2%	-2.4%	-4.3%	-2.4%	-7.5%	-9.8%	-1.8%	-8.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Billing and policy fees	$29	$25	$26	$27	$27	$26	$54	$53
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43	$30	$95	$73
Underwriting expenses	73	79	77	66	62	60	152	122
Total fee income	$120	$127	$148	$113	$105	$90	$247	$195

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$10,622	$10,697
Net investment income	960	990	929	882	815	778	1,950	1,593
Fee income	120	127	148	113	105	90	247	195
Other revenues	38	1	33	52	34	34	39	68
Total revenues	6,413	6,445	6,526	6,479	6,294	6,259	12,858	12,553

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021	3,092	6,285	6,113
Amortization of deferred acquisition costs	869	915	956	966	954	961	1,784	1,915
General and administrative expenses	833	836	817	866	853	864	1,669	1,717
Interest expense	76	85	94	91	90	91	161	181
Total claims and expenses	4,967	4,932	4,852	5,050	4,918	5,008	9,899	9,926

Operating income before income taxes	1,446	1,513	1,674	1,429	1,376	1,251	2,959	2,627
Income tax expense	368	346	476	372	368	333	714	701
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$2,245	$1,926

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Statutory underwriting
Gross written premiums	$6,071	$6,262	$6,097	$5,768	$5,933	$6,061	$12,333	$11,994
Net written premiums	$5,144	$5,714	$5,394	$5,366	$5,188	$5,629	$10,858	$10,817

Net earned premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$10,622	$10,697
Losses and loss adjustment expenses	3,128	3,059	2,921	3,067	2,978	3,118	6,187	6,096
Underwriting expenses	1,670	1,732	1,694	1,676	1,706	1,766	3,402	3,472
Statutory underwriting gain	497	536	801	689	656	473	1,033	1,129
Policyholder dividends	7	6	11	8	7	9	13	16
Statutory underwriting gain after policyholder dividends	$490	$530	$790	$681	$649	$464	$1,020	$1,113

Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,942	$43,029	$43,000	$43,068	$42,840	$42,885	$43,029	$42,885
Increase (decrease) in reserves	$(6)	$87	$(29)	$68	$(228)	$45	$81	$(183)
Statutory surplus	$21,204	$21,843	$22,221	$22,878	$22,353	$22,288	$21,843	$22,288
Net written premiums/surplus (1)	1.01:1	0.99:1	0.98:1	0.94:1	0.97:1	0.97:1	0.99:1	0.97:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Written premiums
Gross	$6,071	$6,262	$6,097	$5,768	$5,933	$6,061	$12,333	$11,994
Ceded	(927)	(548)	(703)	(402)	(745)	(432)	(1,475)	(1,177)
Net	$5,144	$5,714	$5,394	$5,366	$5,188	$5,629	$10,858	$10,817

Earned premiums
Gross	$6,001	$6,031	$6,073	$6,075	$5,932	$5,957	$12,032	$11,889
Ceded	(706)	(704)	(657)	(643)	(592)	(600)	(1,410)	(1,192)
Net	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$10,622	$10,697

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Revenues
Premiums	$2,763	$2,802	$2,850	$2,868	$2,786	$2,781	$5,565	$5,567
Net investment income	694	717	664	633	573	540	1,411	1,113
Fee income	120	127	148	113	105	90	247	195
Other revenues	4	10	1	9	6	7	14	13
Total revenues	3,581	3,656	3,663	3,623	3,470	3,418	7,237	6,888

Claims and expenses
Claims and claim adjustment expenses	1,741	1,664	1,594	1,674	1,558	1,556	3,405	3,114
Amortization of deferred acquisition costs	403	435	451	453	451	451	838	902
General and administrative expenses	509	503	504	512	516	516	1,012	1,032
Interest expense	-	-	1	-	-	-	-	-
Total claims and expenses	2,653	2,602	2,550	2,639	2,525	2,523	5,255	5,048

Operating income before federal income taxes	928	1,054	1,113	984	945	895	1,982	1,840
Income taxes	250	249	310	255	262	237	499	499
Operating income	$678	$805	$803	$729	$683	$658	$1,483	$1,341

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Underwriting gain	$140	$249	$284	$221	$219	$217	$389	$436
Net investment income	534	550	518	502	460	436	1,084	896
Other	4	6	1	6	4	5	10	9
Operating income	$678	$805	$803	$729	$683	$658	$1,483	$1,341

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	57.6%	53.3%	56.6%	54.2%	54.7%	59.3%	54.5%
Underwriting expense ratio	30.3%	30.5%	30.7%	31.2%	32.4%	32.4%	30.4%	32.4%
Combined ratio	91.5%	88.1%	84.0%	87.8%	86.6%	87.1%	89.7%	86.9%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.1%	2.1%	6.6%	0.0%	4.4%
Impact of prior year reserve development on combined ratio	-0.9%	-2.1%	-5.9%	-1.7%	-11.2%	-12.8%	-1.6%	-12.0%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Billing and policy fees	$3	$3	$3	$4	$3	$4	$6	$7
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43	$30	$95	$73
Underwriting expenses	73	79	77	66	62	60	152	122
Total fee income	$120	$127	$148	$113	$105	$90	$247	$195

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Statutory underwriting
Gross written premiums	$3,387	$3,321	$3,243	$3,066	$3,308	$3,087	$6,708	$6,395
Net written premiums	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$5,815	$5,716

Net earned premiums	$2,763	$2,802	$2,850	$2,868	$2,786	$2,781	$5,565	$5,567
Losses and loss adjustment expenses	1,684	1,628	1,530	1,616	1,517	1,576	3,312	3,093
Underwriting expenses	866	882	870	867	903	897	1,748	1,800
Statutory underwriting gain	213	292	450	385	366	308	505	674
Policyholder dividends	3	3	5	4	4	6	6	10
Statutory underwriting gain after policyholder dividends	$210	$289	$445	$381	$362	$302	$499	$664

Other statistics
Effective tax rate on net investment income	23.1%	23.3%	22.0%	20.8%	19.7%	19.2%	23.2%	19.5%
Net investment income (after-tax)	$534	$550	$518	$502	$460	$436	$1,084	$896

Catastrophes, net of reinsurance:
Pre-tax	$-	$-	$-	$4	$57	$185	$-	$242
After-tax	$-	$-	$-	$3	$37	$120	$-	$157

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Net written premiums by market
Select Accounts	$701	$731	$637	$642	$708	$724	$1,432	$1,432
Commercial Accounts	641	581	615	681	673	550	1,222	1,223
National Accounts	255	286	245	270	246	241	541	487
Industry-Focused Underwriting	582	580	584	555	613	584	1,162	1,197
Target Risk Underwriting	417	475	394	379	423	445	892	868
Specialized Distribution	252	276	243	244	244	259	528	503
Total core	2,848	2,929	2,718	2,771	2,907	2,803	5,777	5,710
Business Insurance other	32	6	8	6	4	2	38	6
Total	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$5,815	$5,716

Net written premiums by product line
Commercial multi-peril	$805	$778	$713	$770	$791	$726	$1,583	$1,517
Workers’ compensation	614	553	538	562	674	566	1,167	1,240
Commercial automobile	506	526	493	486	500	476	1,032	976
Property	494	549	476	471	482	515	1,043	997
General liability	434	527	501	481	462	520	961	982
Other	27	2	5	7	2	2	29	4
Total	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$5,815	$5,716

National accounts
Additions to claim volume under administration (1)	$836	$640	$554	$641	$712	$522	$1,476	$1,234
Written fees	$123	$104	$100	$93	$103	$80	$227	$183

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Revenues
Premiums	$844	$844	$854	$842	$847	$852	$1,688	$1,699
Net investment income	121	125	126	122	122	120	246	242
Other revenues	5	6	5	13	5	8	11	13
Total revenues	970	975	985	977	974	980	1,945	1,954

Claims and expenses
Claims and claim adjustment expenses	451	464	419	403	390	376	915	766
Amortization of deferred acquisition costs	163	160	166	165	159	163	323	322
General and administrative expenses	145	146	144	155	144	149	291	293
Interest expense	-	-	-	-	-	1	-	1
Total claims and expenses	759	770	729	723	693	689	1,529	1,382

Operating income before federal income taxes	211	205	256	254	281	291	416	572
Income taxes	55	53	73	70	73	87	108	160
Operating income	$156	$152	$183	$184	$208	$204	$308	$412

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional &
International Insurance
($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Underwriting gain	$62	$53	$84	$83	$112	$107	$115	$219
Net investment income	91	95	95	94	93	92	186	185
Other	3	4	4	7	3	5	7	8
Operating income	$156	$152	$183	$184	$208	$204	$308	$412

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	54.7%	48.3%	47.4%	45.7%	43.7%	53.8%	44.7%
Underwriting expense ratio	36.4%	36.3%	36.3%	37.9%	35.7%	36.7%	36.4%	36.2%
Combined ratio	89.4%	91.0%	84.6%	85.3%	81.4%	80.4%	90.2%	80.9%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.3%
Impact of prior year reserve development on combined ratio	0.0%	-1.7%	-4.8%	-4.3%	-7.4%	-15.5%	-0.9%	-11.5%

(1)  Before policyholder dividends.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Statutory underwriting
Gross written premiums	$975	$1,063	$978	$1,021	$946	$1,065	$2,038	$2,011
Net written premiums	$600	$984	$918	$963	$644	$985	$1,584	$1,629

Net earned premiums	$844	$844	$854	$842	$847	$852	$1,688	$1,699
Losses and loss adjustment expenses	447	463	419	401	387	383	910	770
Underwriting expenses	322	314	302	305	311	317	636	628
Statutory underwriting gain	75	67	133	136	149	152	142	301
Policyholder dividends	4	3	6	4	3	3	7	6
Statutory underwriting gain after policyholder dividends	$71	$64	$127	$132	$146	$149	$135	$295

Other statistics
Effective tax rate on net investment income	24.6%	24.5%	24.0%	23.6%	23.5%	23.5%	24.5%	23.5%
Net investment income (after-tax)	$91	$95	$95	$94	$93	$92	$186	$185

Catastrophes, net of reinsurance:
Pre-tax	$-	$-	$-	$-	$-	$6	$-	$6
After-tax	$-	$-	$-	$-	$-	$4	$-	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Net written premiums by market
Bond & Financial Products excluding Afianzadora Insurgentes	$292	$652	$655	$604	$378	$621	$944	$999
Afianzadora Insurgentes (1)	19	6	-	-	-	-	25	-
Total Bond & Financial Products	311	658	655	604	378	621	969	999
International	289	326	263	359	266	364	615	630
Total	$600	$984	$918	$963	$644	$985	$1,584	$1,629

Net written premiums by product line
General liability	$96	$275	$284	$287	$101	$259	$371	$360
Fidelity & surety	180	344	341	287	239	328	524	567
International	289	326	263	359	266	364	615	630
Other	35	39	30	30	38	34	74	72
Total	$600	$984	$918	$963	$644	$985	$1,584	$1,629

(1)  In March 2007, the Company completed the sale of its Mexican surety subsidiary, Afianzadora Insurgentes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Revenues
Premiums	$1,688	$1,681	$1,712	$1,722	$1,707	$1,724	$3,369	$3,431
Net investment income	145	148	139	127	120	118	293	238
Other revenues	24	21	23	22	21	19	45	40
Total revenues	1,857	1,850	1,874	1,871	1,848	1,861	3,707	3,709

Claims and expenses
Claims and claim adjustment expenses	997	968	972	1,050	1,073	1,160	1,965	2,233
Amortization of deferred acquisition costs	303	320	339	348	344	347	623	691
General and administrative expenses	170	177	162	190	181	193	347	374
Total claims and expenses	1,470	1,465	1,473	1,588	1,598	1,700	2,935	3,298

Operating income before federal income taxes	387	385	401	283	250	161	772	411
Income taxes	121	109	125	82	69	39	230	108
Operating income	$266	$276	$276	$201	$181	$122	$542	$303

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Underwriting gain	$139	$147	$152	$85	$70	$14	$286	$84
Net investment income	112	113	111	100	97	96	225	193
Other	15	16	13	16	14	12	31	26
Operating income	$266	$276	$276	$201	$181	$122	$542	$303

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	59.0%	57.6%	56.8%	61.0%	62.9%	67.3%	58.3%	65.1%
Underwriting expense ratio	26.5%	28.3%	28.0%	29.8%	29.3%	30.0%	27.4%	29.7%
Combined ratio	85.5%	85.9%	84.8%	90.8%	92.2%	97.3%	85.7%	94.8%

Impact of catastrophes on combined ratio	2.7%	2.4%	0.8%	3.7%	2.2%	9.6%	2.5%	5.9%
Impact of prior year reserve development on combined ratio	-2.1%	-3.0%	-1.4%	-2.5%	-1.5%	-2.2%	-2.5%	-1.8%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Billing and policy fees	$26	$22	$23	$23	$24	$22	$48	$46

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$1,709	$1,878	$1,876	$1,681	$1,679	$1,909	$3,587	$3,588
Net written premiums	$1,664	$1,795	$1,750	$1,626	$1,633	$1,839	$3,459	$3,472

Net earned premiums	$1,688	$1,681	$1,712	$1,722	$1,707	$1,724	$3,369	$3,431
Losses and loss adjustment expenses	997	968	972	1,050	1,074	1,159	1,965	2,233
Underwriting expenses	482	536	522	504	492	552	1,018	1,044
Statutory underwriting gain	$209	$177	$218	$168	$141	$13	$386	$154

Other statistics
Effective tax rate on net investment income	22.8%	22.8%	21.6%	20.1%	19.1%	18.9%	22.8%	19.0%
Net investment income (after-tax)	$112	$113	$111	$100	$97	$96	$225	$193

Catastrophes, net of reinsurance:
Pre-tax	$45	$40	$14	$64	$38	$165	$85	$203
After-tax	$29	$26	$9	$42	$25	$107	$55	$132

Policies in force (in thousands) (1)
Automobile	2,456	2,464	2,473	2,479	2,495	2,526	2,464	2,526
Homeowners and other	4,579	4,631	4,666	4,682	4,702	4,755	4,631	4,755

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Automobile) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$975	$927	$914	$857	$930	$939	$1,902	$1,869

Net written premiums:
Excluding Mendota	$916	$915	$901	$847	$922	$933	$1,831	$1,855
Mendota (1)	49	-	-	-	-	-	49	-
Total	$965	$915	$901	$847	$922	$933	$1,880	$1,855

Net earned premiums	$939	$912	$920	$921	$911	$919	$1,851	$1,830
Losses and loss adjustment expenses	595	593	599	622	649	637	1,188	1,286
Underwriting expenses	254	262	253	243	262	271	516	533
Statutory underwriting gain	$90	$57	$68	$56	$-	$11	$147	$11

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	63.3%	65.1%	65.1%	67.6%	71.3%	69.3%	64.2%	70.3%
Underwriting expense ratio	24.1%	26.6%	26.3%	27.2%	27.7%	28.6%	25.4%	28.2%
Combined ratio	87.4%	91.7%	91.4%	94.8%	99.0%	97.9%	89.6%	98.5%

Impact of catastrophes on combined ratio	0.1%	0.4%	0.0%	0.0%	0.0%	1.5%	0.3%	0.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$1	$4	$-	$-	$-	$14	$5	$14
After-tax	$1	$2	$-	$-	$-	$9	$3	$9

Policies in force (in thousands) (3)	2,456	2,464	2,473	2,479	2,495	2,526
Change from prior year quarter (3)	6.3%	3.6%	1.7%	1.2%	1.6%	2.5%
Change from prior quarter (3)	0.2%	0.3%	0.4%	0.2%	0.6%	1.2%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively, Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Billing and policy fees	$17	$13	$14	$13	$14	$13	$30	$27

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Homeowners and Other) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$734	$951	$962	$824	$749	$970	$1,685	$1,719

Net written premiums:
Excluding Mendota	$699	$880	$849	$779	$711	$906	$1,579	$1,617
Mendota (1)	-	-	-	-	-	-	-	-
Total	$699	$880	$849	$779	$711	$906	$1,579	$1,617

Net earned premiums	$749	$769	$792	$801	$796	$805	$1,518	$1,601
Losses and loss adjustment expenses	402	375	373	428	425	522	777	947
Underwriting expenses	228	274	269	261	230	281	502	511
Statutory underwriting gain	$119	$120	$150	$112	$141	$2	$239	$143

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	53.7%	48.7%	47.1%	53.4%	53.3%	64.9%	51.2%	59.2%
Underwriting expense ratio	29.4%	30.2%	30.0%	32.9%	31.3%	31.6%	29.8%	31.4%
Combined ratio	83.1%	78.9%	77.1%	86.3%	84.6%	96.5%	81.0%	90.6%

Impact of catastrophes on combined ratio	5.9%	4.6%	1.8%	8.0%	4.8%	18.8%	5.3%	11.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$44	$36	$14	$64	$38	$151	$80	$189
After-tax	$28	$24	$9	$42	$25	$98	$52	$123

Policies in force (in thousands) (3)	4,579	4,631	4,666	4,682	4,702	4,755
Change from prior year quarter (3)	7.2%	5.6%	3.9%	3.0%	2.7%	2.7%
Change from prior quarter (3)	0.8%	1.1%	0.8%	0.3%	0.4%	1.1%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Billing and policy fees	$9	$9	$9	$10	$10	$9	$18	$19

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Revenues
Net investment income	$-	$-	$-	$-	$-	$-	$-	$-
Other revenues (1)	5	(36)	4	8	2	-	(31)	2
Total revenues	5	(36)	4	8	2	-	(31)	2

Claims and expenses
Interest expense	76	85	93	91	90	90	161	180
General and administrative expenses	9	10	7	9	12	6	19	18
Total claims and expenses	85	95	100	100	102	96	180	198

Operating loss before federal income tax benefit	(80)	(131)	(96)	(92)	(100)	(96)	(211)	(196)
Income taxes	(58)	(65)	(32)	(35)	(36)	(30)	(123)	(66)
Operating loss	$(22)	$(66)	$(64)	$(57)	$(64)	$(66)	$(88)	$(130)

(1)  In the second quarter of 2007, other revenues includes a $39 million loss on the Company’s redemption of its 4.50% convertible junior subordinated notes, representing the redemption premium paid and the write off of the remaining unamortized debt issuance costs.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	June 30,	December 31,		June 30,	December 31,
	2008 (1)	2007		2008 (1)	2007

Assets			Liabilities
Fixed maturities, available for sale at fair value			Claims and claim adjustment expense reserves	$57,276	$57,700
(including $1,613 and $1,988 subject to securities			Unearned premium reserves	11,339	11,227
lending) (amortized cost $63,216 and $64,152)	$63,143	$64,920	Contractholder payables	6,616	6,696
Equity securities, at fair value (cost $469 and $473)	464	488	Payables for reinsurance premiums	694	618
Real estate	833	850	Debt	6,336	6,242
Short-term securities	5,533	5,186	Other liabilities	5,441	6,125
Other investments	3,270	3,374	Total liabilities	87,702	88,608
Total investments	73,243	74,818

Cash	329	271
Investment income accrued	837	861
Premiums receivable	6,347	6,142	Shareholders’ equity
Reinsurance recoverables	15,359	15,641	Preferred Stock Savings Plan - convertible preferred stock
Ceded unearned premiums	1,116	1,123	(0.3 shares issued and outstanding)	103	112
Deferred acquisition costs	1,853	1,809	Common stock (1,750.0 shares authorized; 592.8 and 627.8
Deferred tax asset	1,459	1,207	shares issued and outstanding)	19,137	18,990
Contractholder receivables	6,616	6,696	Retained earnings	12,655	11,110
Goodwill	3,365	3,366	Accumulated other changes in equity from nonowner sources	79	670
Other intangible assets	747	814	Treasury stock, at cost (119.8 and 82.9 shares)	(6,051)	(4,266)
Other assets	2,354	2,476	Total shareholders’ equity	25,923	26,616
Total assets	$113,625	$115,224	Total liabilities and shareholders’ equity	$113,625	$115,224

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2008	Yield (1)	2007	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$25,128	5.23%	$26,369	5.21%
Tax-exempt fixed maturities	38,015	4.17%	38,551	4.16%
Total fixed maturities	63,143	4.60%	64,920	4.59%

Non-redeemable preferred stocks	284	6.26%	305	6.27%
Common stocks	180		183
Total equity securities	464		488

Real estate	833		850

Short-term securities	5,533	2.40%	5,186	4.95%

Private equities	1,541		1,437
Hedge funds	718		914
Real estate joint ventures & other	944		948
Mortgage loans	44	7.51%	45	7.31%
Trading securities	23		30
Total other investments	3,270		3,374

Total investments	$73,243		$74,818

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$63		$620

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	June 30,	December 31,
	2008	2007
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,833	$2,150
Obligations of states and political subdivisions	38,281	38,822
Debt securities issued by foreign governments	1,662	1,635
Mortgage-backed securities - principally obligations of U.S. Government agencies	6,536	7,116
Corporates (including redeemable preferreds)	14,831	15,197
Total fixed maturities	$63,143	$64,920

Fixed Maturities

Quality Characteristics (1)

	June 30, 2008
	Amount	% of Total
Quality Ratings
Aaa	$32,267	51.1%
Aa	19,668	31.2
A	6,430	10.2
Baa	3,177	5.0
Total investment grade	61,542	97.5
Ba	831	1.3
B	601	0.9
Caa and lower	169	0.3
Total below investment grade	1,601	2.5
Total fixed maturities	$63,143	100.0%
Average weighted quality	Aa1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.1

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Gross investment income
Fixed maturities	$709	$712	$731	$741	$736	$726	$1,421	$1,462
Short-term securities	73	64	76	66	52	32	137	84
Other	193	229	137	89	39	32	422	71
	975	1,005	944	896	827	790	1,980	1,617
Investment expenses	15	15	15	14	12	12	30	24
Net investment income, pre-tax	960	990	929	882	815	778	1,950	1,593
Income taxes	223	232	205	186	165	154	455	319
Net investment income, after-tax	$737	$758	$724	$696	$650	$624	$1,495	$1,274

Effective tax rate	23.2%	23.4%	22.2%	21.1%	20.2%	19.8%	23.3%	20.0%

Average invested assets (1)	$72,737	$73,063	$74,451	$75,215	$74,733	$74,156	$72,926	$74,491

Average yield pre-tax (1)	5.3%	5.4%	5.0%	4.7%	4.4%	4.2%	5.3%	4.3%
Average yield after-tax	4.1%	4.2%	3.9%	3.7%	3.5%	3.4%	4.1%	3.4%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Net realized investment gains (losses)
Fixed maturities	$9	$13	$(7)	$(10)	$(32)	$6	$22	$(26)
Equity securities	2	3	(1)	(2)	(1)	(14)	5	(15)
Other (1) (2)	3	112	8	24	(29)	44	115	15
Realized investment gains (losses) before tax	14	128	-	12	(62)	36	142	(26)
Related taxes	6	41	-	6	(21)	12	47	(9)
Net realized investment gains (losses)	$8	$87	$-	$6	$(41)	$24	$95	$(17)

Gross investment gains (2)	$69	$173	$64	$155	$89	$138	$242	$227
Gross investment losses before impairments (2)	(46)	(36)	(50)	(105)	(113)	(74)	(82)	(187)
Impairments	(9)	(9)	(14)	(38)	(38)	(28)	(18)	(66)
Realized investment gains (losses) before tax	14	128	-	12	(62)	36	142	(26)
Related taxes	6	41	-	6	(21)	12	47	(9)
Net realized investment gains (losses)	$8	$87	$-	$6	$(41)	$24	$95	$(17)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2007	2007	2007	2007	2008	2008

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$417	$(591)	$155	$768	$695	$(73)
Equity securities & other	252	174	175	169	168	159
Unrealized investment gains (losses) before tax	669	(417)	330	937	863	86
Related taxes	230	(154)	109	317	287	23

Balance, end of period	$439	$(263)	$221	$620	$576	$63

(1) In the second quarter of 2007, includes $81 million from the bundled sale of a substantial portion of the Company’s venture capital investment holdings.

(2) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:
Gross investment Treasury future gains	$18	$18	$13	$21	$42	$49	$36	$91
Gross investment Treasury future losses	$19	$11	$18	$30	$56	$39	$30	$95

 The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

		June 30,	December 31,
		2008	2007
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses		$10,466	$10,731
Allowance for uncollectible reinsurance		(712)	(688)
Net reinsurance recoverables		9,754	10,043
Mandatory pools and associations		2,038	1,983
Structured settlements		3,567	3,615
Total reinsurance recoverables		$15,359	$15,641

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	June 30,	December 31,
Reinsurer	Predominant Reinsurer	2008	2007
Swiss Re Group	A+ second highest of 16 ratings	$1,145	$1,266
Munich Re Group	A+ second highest of 16 ratings	897	994
American International Group	A+ second highest of 16 ratings	619	553
Berkshire Hathaway Group	A++ highest of 16 ratings	586	591
XL Capital Group	A third highest of 16 ratings	550	511

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at June 30, 2008, after deducting mandatory pool and structured settlement balances, $7.6 billion, or 78%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 22% net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 8% related to recoverables from captive insurance companies and 8% were balances from other companies not rated by A.M. Best Company.  In addition, $2.8 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at June 30, 2008.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008
Business Insurance
Beginning of period	$34,444	$34,456	$34,295	$34,131	$34,021	$33,718	$34,444	$34,021
Incurred	1,684	1,628	1,530	1,616	1,517	1,576	3,312	3,093
Paid	(1,661)	(1,814)	(1,708)	(1,767)	(1,736)	(1,696)	(3,475)	(3,432)
Acquired reserves, foreign exchange and other	(11)	25	14	41	(84)	51	14	(33)
End of period	$34,456	$34,295	$34,131	$34,021	$33,718	$33,649	$34,295	$33,649

Financial, Professional & International Insurance
Beginning of period	$5,014	$4,991	$5,285	$5,416	$5,520	$5,590	$5,014	$5,520
Incurred	447	463	419	401	387	383	910	770
Paid	(318)	(256)	(333)	(339)	(324)	(294)	(574)	(618)
Acquired (sold) reserves, foreign exchange and other (1)	(152)	87	45	42	7	(29)	(65)	(22)
End of period	$4,991	$5,285	$5,416	$5,520	$5,590	$5,650	$5,285	$5,650

Personal Insurance
Beginning of period	$3,490	$3,495	$3,449	$3,453	$3,527	$3,532	$3,490	$3,527
Incurred	997	968	972	1,050	1,074	1,159	1,965	2,233
Paid	(992)	(952)	(968)	(976)	(1,069)	(1,105)	(1,944)	(2,174)
Sold reserves (2)	-	(62)	-	-	-	-	(62)	-
End of period	$3,495	$3,449	$3,453	$3,527	$3,532	$3,586	$3,449	$3,586

Total
Beginning of period	$42,948	$42,942	$43,029	$43,000	$43,068	$42,840	$42,948	$43,068
Incurred	3,128	3,059	2,921	3,067	2,978	3,118	6,187	6,096
Paid	(2,971)	(3,022)	(3,009)	(3,082)	(3,129)	(3,095)	(5,993)	(6,224)
Acquired (sold) reserves, foreign exchange and other (1) (2)	(163)	50	59	83	(77)	22	(113)	(55)
End of period	$42,942	$43,029	$43,000	$43,068	$42,840	$42,885	$43,029	$42,885

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$-	$-	$-	$-	$-	$-	$-	$-
Environmental	-	185	-	-	-	85	185	85
All other	(27)	(245)	(165)	(49)	(312)	(442)	(272)	(754)
Prior year development excluding accretion of discount	(27)	(60)	(165)	(49)	(312)	(357)	(87)	(669)
Accretion of discount	15	15	15	15	15	16	30	31
Total Business Insurance	(12)	(45)	(150)	(34)	(297)	(341)	(57)	(638)

Financial, Professional & International Insurance	-	(15)	(42)	(36)	(63)	(132)	(15)	(195)

Personal Insurance	(35)	(50)	(24)	(43)	(25)	(37)	(85)	(62)
Total	$(47)	$(110)	$(216)	$(113)	$(385)	$(510)	$(157)	$(895)

(1)  Reflects the sale of Afianzadora Insurgentes in 1Q 2007, decreasing reserves by $118 million in Financial, Professional & International Insurance.

(2)  Reflects the sale of Mendota and its subsidiaries in 2Q 2007, decreasing reserves by $62 million in Personal Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Asbestos reserves
Beginning reserves:
Direct	$4,777	$4,625	$4,532	$4,447	$4,353	$4,272	$4,777	$4,353
Ceded	(726)	(699)	(673)	(662)	(619)	(600)	(726)	(619)
Net	4,051	3,926	3,859	3,785	3,734	3,672	4,051	3,734
Incurred losses and loss expenses:
Direct	-	-	(1)	-	-	-	-	-
Ceded	-	-	1	-	-	-	-	-
Accretion of discount:
Direct	-	-	-	-	-	-	-	-
Ceded	-	-	-	-	-	-	-	-
Losses paid:
Direct	152	93	84	94	81	88	245	169
Ceded	(27)	(26)	(10)	(43)	(19)	(12)	(53)	(31)
Ending reserves:
Direct	4,625	4,532	4,447	4,353	4,272	4,184	4,532	4,184
Ceded	(699)	(673)	(662)	(619)	(600)	(588)	(673)	(588)
Net	$3,926	$3,859	$3,785	$3,734	$3,672	$3,596	$3,859	$3,596

Environmental reserves
Beginning reserves:
Direct	$413	$364	$529	$498	$478	$450	$413	$478
Ceded	5	8	8	14	12	12	5	12
Net	418	372	537	512	490	462	418	490
Incurred losses and loss expenses:
Direct	-	185	(3)	-	-	85	185	85
Ceded	-	-	3	-	-	-	-	-
Losses paid:
Direct	49	20	28	20	28	36	69	64
Ceded	(3)	-	(3)	2	-	-	(3)	-
Ending reserves:
Direct	364	529	498	478	450	499	529	499
Ceded	8	8	14	12	12	12	8	12
Net	$372	$537	$512	$490	$462	$511	$537	$511

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	June 30,	December 31,
Debt	2008	2007

Short-term debt
Commercial paper	$101	$100
3.75% Senior notes due March 15, 2008	-	400
7.81% Private placement note due September 16, 2008	3	3
6.38% Medium-term note due December 15, 2008	149	149
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	137	-
Total short-term debt	390	652

Long-term debt
Medium-term notes with maturities in 2010	21	21
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	-	134
8.125% Senior notes due April 15, 2010 (1)	250	250
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement notes due on various dates through 2011	6	6
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	-
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	5,940	5,574
Unamortized fair value adjustment	76	83
Unamortized debt issuance costs	(70)	(67)
	5,946	5,590
Total debt	6,336	6,242

Preferred equity	103	112

Common equity (excluding net unrealized investment gains (losses), net of tax)	25,757	25,884
Total capital	$32,196	$32,238
Total debt to capital	19.7%	19.4%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	June 30,	December 31,
	2008 (1)	2007

Statutory capital and surplus	$22,288	$22,878

GAAP adjustments

Goodwill and intangible assets	3,896	3,958

Investments	623	1,407

Noninsurance companies	(3,902)	(4,307)

Deferred acquisition costs	1,853	1,809

Deferred federal income tax	249	(18)

Current federal income tax	(117)	(124)

Reinsurance recoverables	371	370

Furniture, equipment & software	483	423

Employee benefits	56	68

Agents balances	130	130

Other	(7)	22

Total GAAP adjustments	3,635	3,738

GAAP shareholders’ equity	$25,923	$26,616

(1) Estimated and Preliminary

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Cash flows from operating activities
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$2,340	$1,909
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(14)	(128)	-	(12)	62	(36)	(142)	26
Depreciation and amortization	205	203	197	206	213	201	408	414
Deferred federal income taxes	(188)	369	68	(19)	(8)	34	181	26
Amortization of deferred policy acquisition costs	869	915	956	966	954	961	1,784	1,915
Equity in income from other investments	(167)	(205)	(117)	(81)	(17)	(16)	(372)	(33)
Premiums receivable	17	(368)	216	131	(28)	(177)	(351)	(205)
Reinsurance recoverables	548	531	615	478	272	10	1,079	282
Deferred acquisition costs	(967)	(1,024)	(997)	(937)	(968)	(991)	(1,991)	(1,959)
Claims and claim adjustment expense reserves	(350)	(255)	(469)	(336)	(386)	(38)	(605)	(424)
Unearned premium reserves	60	275	28	(260)	15	97	335	112
Trading account activities	(1)	(3)	1	-	2	5	(4)	7
Loss (gain) on redemption of subordinated debentures	(7)	39	-	-	-	-	32	-
Excess tax benefits from share-based payment arrangements	(9)	(11)	(3)	(2)	(4)	(3)	(20)	(7)
Other	(215)	(535)	322	150	(147)	(285)	(750)	(432)
Net cash provided by operating activities	867	1,057	2,015	1,347	927	704	1,924	1,631

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,637	927	1,393	1,348	1,604	1,084	2,564	2,688
Proceeds from sales of investments
Fixed maturities	729	809	2,143	3,642	1,044	1,405	1,538	2,449
Equity securities	25	31	21	29	12	38	56	50
Real estate	-	-	10	1	-	25	-	25
Other investments	325	606	222	307	246	178	931	424
Purchases of investments
Fixed maturities	(3,006)	(3,007)	(3,673)	(5,033)	(2,350)	(2,063)	(6,013)	(4,413)
Equity securities	(29)	(26)	(8)	(72)	(21)	(39)	(55)	(60)
Real estate	(26)	(27)	(16)	(5)	(9)	(16)	(53)	(25)
Other investments	(139)	(232)	(191)	(178)	(123)	(162)	(371)	(285)
Net (purchases) sales of short-term securities	(103)	407	(368)	(498)	320	(667)	304	(347)
Securities transactions in course of settlement	305	(251)	(385)	208	43	31	54	74
Other	(203)	(7)	(82)	(86)	(72)	(91)	(210)	(163)
Net cash provided by (used in) investing activities	(485)	(770)	(934)	(337)	694	(277)	(1,255)	417

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2007	2008

Cash flows from financing activities
Issuance of debt	986	1,475	-	-	-	496	2,461	496
Payment of debt	(611)	(857)	(488)	-	(400)	-	(1,468)	(400)
Treasury stock acquired - net employee share-based compensation	(26)	(12)	(1)	-	(26)	(2)	(38)	(28)
Treasury stock acquired - share repurchase program	(698)	(637)	(612)	(973)	(1,000)	(765)	(1,335)	(1,765)
Issuance of common stock - employee stock options	54	106	32	26	15	44	160	59
Dividends paid to shareholders	(175)	(193)	(189)	(185)	(179)	(180)	(368)	(359)
Excess tax benefits from share-based payment arrangements	9	11	3	2	4	3	20	7
Other	(1)	1	1	(1)	-	-	-	-
Net cash used in financing activities	(462)	(106)	(1,254)	(1,131)	(1,586)	(404)	(568)	(1,990)

Effect of exchange rate changes on cash	(1)	3	2	1	2	(2)	2	-

Net increase (decrease) in cash	(81)	184	(171)	(120)	37	21	103	58
Cash at beginning of period	459	378	562	391	271	308	459	271
Cash at end of period	$378	$562	$391	$271	$308	$329	$562	$329

Income taxes paid	$88	$698	$149	$411	$78	$637	$786	$715
Interest paid	$75	$86	$79	$117	$72	$112	$161	$184

The Travelers Companies, Inc.
Financial Supplement - Second Quarter 2008
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability businesses, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.